The Hirtle Callaghan Trust
Supplement to Prospectus of November 3, 2008
The date of this Supplement is December 8, 2008
The Intermediate Term Municipal Bond Portfolio. As of December 8, 2008, Standish Mellon Asset Management Company, LLC (“Standish”) is the Specialist Manager of The Intermediate Term Municipal Bond Portfolio (the “Portfolio”). The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Standish investment process focuses on sector analysis and stock selection rather than interest rate forecasting. Based on proprietary research, Standish seeks to identify lower volatility investments that offer excess incremental yield. Standish will consider eliminating positions when sell targets are reached, when fundamental conditions change significantly, or when a bond’s price falls below a certain level relative to its peer group.
About Standish. Standish is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. Standish is headquartered at the BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108. Christine Todd and Michael Faloon are primarily responsible for the day-to-day management of The Intermediate Term Municipal Bond Portfolio’s assets. Ms. Todd is the Managing Director of Tax Exempt Fixed Income and Insurance Strategies and has been with Standish since 1995. Mr. Faloon is the Quantitative Analyst and Portfolio Manager for Tax Sensitive Strategies and has been with Standish since 1999.
Fees and Expenses. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of The Intermediate Term Municipal Bond Portfolio. It is intended to reflect management fees and expenses that would have been incurred if the Agreement had been in effect during the Portfolio’s fiscal year ended June 30, 2008. The net assets of The Intermediate Term Municipal Bond Portfolio as of June 30, 2008 totaled $584 million. The figure shown reflects the application of the fee schedule described below. The fee payable to Standish is 0.20% of the Portfolio’s average daily net assets.
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee	0.25%
Other Expenses	0.08%

Total Portfolio
Operating Expenses	0.33%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$34.00
3 Years	$106.00
5 Years	$185.00
10 Years	$418.00
Standish currently serves the Portfolio pursuant to the terms of an agreement (“Interim Agreement”). For its services under the Interim Agreement, Standish receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.20%. Standish replaced the Portfolio’s prior manager pursuant to actions taken by the Trust’s Board on November 25, 2008, which effectively terminated the agreement (“Prior Agreement”) with the prior manager. The terms of the Interim Agreement, which became effective on December 5, 2008 (“Effective Date”) are substantively the same as those of the Prior Agreement save for the duration of the agreement. The fees will be equal to the fees charged under the Prior Agreement. In accordance with Rule 15(a)(4) under the Investment Company Act of 1940, the Interim Agreement will remain in effect for 150 days following the Effective Date or until a final agreement (“Proposed Final Agreement”) between the Trust and Standish relating to The Intermediate Term Municipal Bond Portfolio is presented to shareholders of the Portfolio and either approved or disapproved at a meeting of the Portfolio’s shareholder scheduled to be held in early 2009. If approved, the Proposed Final Agreement (the terms of which are substantively identical to those of the Interim Agreement, save for its duration) will remain in effect in accordance with its terms for two years and will continue in effect from year to year thereafter in accordance with its terms so long as it is approved annually by the Trust’s Board. If such a final agreement is not approved by the Portfolio’s shareholders within 150 days of the Effective Date, the Interim Agreement will terminate automatically.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for The Hirtle Callaghan Trust